EXHIBIT 10.3

CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-13662) pertaining to the Equant N.V. 1998 Share Option Plan of our report dated March 4, 2003 with respect to the 2001 and 2002 consolidated financial statements of France Telecom S.A., included in its Annual Report (Form 20-F) for the year ended December 31, 2003, to be filed on or about April 16, 2004 with the Securities and Exchange Commission.

RSM Salustro Reydel

Represented by Jean-Michel Charpentier

Paris, France

April 16, 2004